UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ontario	001-38783	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700-80th Street British Columbia Canada
Delta, British Columbia, Canada		V4K 3N3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 940-6012

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 23, 2023, Village Farms International, Inc. (the “Company” or “Village Farms”) held its Annual Meeting of Shareholders. For more information about the proposals set forth below, please see the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on May 1, 2023.

Proposal No. 1: The election of the Board of Directors to serve until the 2024 Annual Meeting of Shareholders or until their successors are elected or appointed, received the following votes:

Nominee	Votes For	% For	Votes Withheld	% Withheld
Michael A. DeGiglio	17,328,203	86.94%	2,603,067	13.06%
John P. Henry	16,516,591	82.87%	3,414,679	17.13%
David Holewinski	16,502,653	82.80%	3,428,617	17.20%
Kathleen M. Mahoney	17,885,827	89.74%	2,045,443	10.26%
John R. McLernon	16,437,998	82.47%	3,493,272	17.53%
Stephen C. Ruffini	16,350,146	82.03%	3,581,124	17.97%
Christopher C. Woodward	15,855,726	79.55%	4,075,554	20.45%

Proposal No. 2: The approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis, received the following votes:

Votes For	% of Voted	Votes Against	% of Voted	Abstain	% of Voted
16,285,001	81.71%	3,044,624	15.28%	601,645	3.02%

Proposal No. 3: Re-appointing PricewaterhouseCoopers LLP as the independent public accounting firm for the Company for the fiscal year ended December 31, 2023:

Votes For	% For	Votes Withheld	% Withheld
41,101,024	97.69%	971,712	2.31%

Item 9.01 Financial Statemetns and Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE FARMS INTERNATIONAL, INC.

		By:	/s/ Stephen C. Ruffini
Name: Stephen C. Ruffini Title: Executive Vice President and Chief Financial Officer (Authorized Signatory and Principal Financial and Accounting Officer)
Date:	June 23, 2023